Statement of Net Asset Available for Benefit - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Participant-directed investments (at fair value)	$ 1,510,732,631	$ 1,276,191,313
Notes receivable from participants	10,825,463	9,849,556
Interest and dividends receivable	419,436	378,581
EBP, Net Asset Available for Benefit, Total	$ 1,521,977,530	$ 1,286,419,450